EXHIBIT 99.1

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                             MARM04_8 and MARM04_8G5
================================================================================


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                                                                            % of
                                                # of     Aggregate     Aggregate
Current Balance                                Loans       Balance       Balance
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<= $333,700.00                                     1      $333,626          0.41
$333,700.01 - $450,000.00                         80    31,342,490         38.34
$450,000.01 - $650,000.00                         52    27,767,540         33.97
$650,000.01 - $850,000.00                          8     6,161,355          7.54
$850,000.01 - $1,050,000.00                       12    11,423,042         13.97
$1,050,000.01 - $1,250,000.00                      3     3,425,000          4.19
$1,250,000.01 - $1,450,000.00                      1     1,300,000          1.59
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Total:                                           157   $81,753,053        100.00
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Minimum: $333,625.73
Maximum: $1,300,000.00
Average: $520,720.08
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                                                                            % of
                                                # of     Aggregate     Aggregate
Current Gross Rate                             Loans       Balance       Balance
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3.751% - 4.000%                                    3    $1,925,942          2.36
4.001% - 4.250%                                    5     3,669,010          4.49
4.251% - 4.500%                                   23    13,580,191         16.61
4.501% - 4.750%                                   13     8,082,090          9.89
4.751% - 5.000%                                   19    10,402,522         12.72
5.001% - 5.250%                                   12     6,291,847          7.70
5.251% - 5.500%                                   28    12,275,691         15.02
5.501% - 5.750%                                   28    13,931,161         17.04
5.751% - 6.000%                                   26    11,594,598         14.18
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Total:                                           157   $81,753,053        100.00
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Minimum: 4.000%
Maximum: 6.000%
Weighted Average: 5.130%
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                                                                            % of
                                                # of     Aggregate     Aggregate
Net Rate                                       Loans       Balance       Balance
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3.501% - 3.750%                                    5    $3,863,942          4.73
3.751% - 4.000%                                   17    10,494,324         12.84
4.001% - 4.250%                                   14     8,012,477          9.80
4.251% - 4.500%                                   17     9,886,750         12.09
4.501% - 4.750%                                   14     7,938,762          9.71
4.751% - 5.000%                                   14     6,559,307          8.02
5.001% - 5.250%                                   22     9,471,731         11.59
5.251% - 5.500%                                   28    13,931,161         17.04
5.501% - 5.750%                                   26    11,594,598         14.18
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Total:                                           157   $81,753,053        100.00
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Minimum: 3.625%
Maximum: 5.750%
Weighted Average: 4.817%
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                                                                            % of
                                                # of     Aggregate     Aggregate
Index                                          Loans       Balance       Balance
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1 Year CMT                                        43   $27,011,621         33.04
1 Year Libor                                      70    33,005,601         40.37
6 Month Libor                                     44    21,735,830         26.59
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Months to Roll                                 Loans       Balance       Balance
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46                                                 1      $407,200          0.50
55                                                 1       409,395          0.50
56                                                 4     2,417,160          2.96
57                                                 6     3,069,000          3.75
58                                                86    47,331,947         57.90
59                                                59    28,118,350         34.39
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Total:                                           157   $81,753,053        100.00
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Average AS OF: 2004-08-01
Minimum: 46
Maximum: 59
Weighted Average: 58
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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                               Aug 2, 2004 12:52                   Page 1  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                             MARM04_8 and MARM04_8G5
================================================================================


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                                                                            % of
                                                # of     Aggregate     Aggregate
Gross Margin                                   Loans       Balance       Balance
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<= 2.000%                                          3    $1,550,800          1.90
2.001% - 2.250%                                   95    46,079,018         56.36
2.501% - 2.750%                                   59    34,123,235         41.74
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Total:                                           157   $81,753,053        100.00
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Minimum: 1.875%
Maximum: 2.750%
Weighted Average: 2.452%
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                                                                            % of
                                                # of     Aggregate     Aggregate
First Rate Cap                                 Loans       Balance       Balance
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5.000%                                           157   $81,753,053        100.00
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Total:                                           157   $81,753,053        100.00
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Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
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                                                                            % of
                                                # of     Aggregate     Aggregate
Periodic Rate Cap                              Loans       Balance       Balance
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1.000%                                            44   $21,735,830         26.59
2.000%                                           113    60,017,223         73.41
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Total:                                           157   $81,753,053        100.00
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Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.734%
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                                                                            % of
                                                # of     Aggregate     Aggregate
Maximum Rate                                   Loans       Balance       Balance
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8.751% - 9.000%                                    2    $1,456,620          1.78
9.001% - 9.250%                                    6     4,138,333          5.06
9.251% - 9.500%                                   23    13,580,191         16.61
9.501% - 9.750%                                   12     7,637,090          9.34
9.751% - 10.000%                                  18     9,840,713         12.04
10.001% - 10.250%                                 11     5,914,847          7.24
10.251% - 10.500%                                 21     9,242,064         11.30
10.501% - 10.750%                                 27    13,186,783         16.13
10.751% - 11.000%                                 24    11,037,207         13.50
11.001% - 11.250%                                  1       377,000          0.46
11.251% - 11.500%                                  7     3,033,627          3.71
11.501% - 11.750%                                  2     1,189,378          1.45
11.751% - 12.000%                                  3     1,119,200          1.37
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Total:                                           157   $81,753,053        100.00
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Minimum: 9.000%
Maximum: 12.000%
Weighted Average: 10.213%
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                                                                            % of
                                                # of     Aggregate     Aggregate
FICO Scores                                    Loans       Balance       Balance
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601 - 620                                          1      $487,158          0.60
621 - 640                                          3     1,615,600          1.98
641 - 660                                          5     2,893,021          3.54
661 - 680                                         13     5,590,790          6.84
681 - 700                                         22    11,106,946         13.59
701 - 720                                         19    10,564,397         12.92
721 - 740                                         25    13,305,058         16.27
741 - 760                                         24    11,911,189         14.57
761 - 780                                         27    14,636,329         17.90
781 - 800                                         14     7,648,565          9.36
801 - 820                                          4     1,994,000          2.44
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Total:                                           157   $81,753,053        100.00
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Minimum (not less than 400): 618
Maximum: 814
Weighted Average: 731
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                               Aug 2, 2004 12:52                   Page 2  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                             MARM04_8 and MARM04_8G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Original Loan To Value Ratio                   Loans       Balance       Balance
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<= 50.00%                                         10    $6,750,339          8.26
50.01% - 55.00%                                    8     4,854,578          5.94
55.01% - 60.00%                                   11     7,426,500          9.08
60.01% - 65.00%                                   10     5,731,381          7.01
65.01% - 70.00%                                   14     8,250,283         10.09
70.01% - 75.00%                                   21    11,400,670         13.95
75.01% - 80.00%                                   75    33,951,713         41.53
80.01% - 85.00%                                    1       368,900          0.45
85.01% - 90.00%                                    3     1,522,834          1.86
90.01% - 95.00%                                    3     1,086,460          1.33
95.01% - 100.00%                                   1       409,395          0.50
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Total:                                           157   $81,753,053        100.00
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Minimum: 21.36
Maximum: 100.00
Weighted Average: 70.16
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                                                                            % of
                                                # of     Aggregate     Aggregate
Combined Loan To Value Ratio                   Loans       Balance       Balance
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<= 50.00%                                          8    $5,540,339          6.78
50.01% - 55.00%                                    6     3,033,161          3.71
55.01% - 60.00%                                   11     6,962,500          8.52
60.01% - 65.00%                                    9     5,773,341          7.06
65.01% - 70.00%                                   13     7,759,072          9.49
70.01% - 75.00%                                   19    10,307,968         12.61
75.01% - 80.00%                                   46    22,328,541         27.31
80.01% - 85.00%                                    3     1,107,300          1.35
85.01% - 90.00%                                   20     9,867,741         12.07
90.01% - 95.00%                                   16     6,487,368          7.94
95.01% - 100.00%                                   6     2,585,722          3.16
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Total:                                           157   $81,753,053        100.00
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Minimum: 21.36
Maximum: 100.00
Weighted Average: 74.06
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                                                                            % of
                                                # of     Aggregate     Aggregate
Amortization                                   Loans       Balance       Balance
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Interest Only                                     72   $41,564,684         50.84
Fully Amortizing                                  85    40,188,369         49.16
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Top 5 States                                   Loans       Balance       Balance
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California                                       116   $59,692,580         73.02
Florida                                            4     2,255,364          2.76
Washington                                         4     2,045,302          2.50
Maryland                                           3     2,024,000          2.48
Virginia                                           4     1,912,660          2.34
Other                                             26    13,823,146         16.91
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Prepay Original Term                           Loans       Balance       Balance
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0                                                146   $74,262,253         90.84
36                                                10     6,190,800          7.57
60                                                 1     1,300,000          1.59
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Document Type                                  Loans       Balance       Balance
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Alternate                                          7    $2,982,040          3.65
Full                                              36    18,405,852         22.51
No Ratio                                           1       416,000          0.51
Reduced                                           43    22,993,058         28.13
Stated Doc                                        67    34,703,029         42.45
Streamline                                         3     2,253,073          2.76
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Total:                                           157   $81,753,053        100.00
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                               Aug 2, 2004 12:52                   Page 3  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report
                             MARM04_8 and MARM04_8G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                # of     Aggregate     Aggregate
Loan Purpose                                   Loans       Balance       Balance
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Purchase                                          90   $44,892,412         54.91
Cash Out Refinance                                30    15,588,761         19.07
Rate/Term Refinance                               37    21,271,880         26.02
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Owner Occupancy Status                         Loans       Balance       Balance
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Primary                                          152   $79,726,369         97.52
Secondary                                          5     2,026,683          2.48
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Property Type                                  Loans       Balance       Balance
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Coop                                               1      $391,600          0.48
Condominium                                       25    11,713,176         14.33
PUD                                               16     7,881,057          9.64
Single Family                                    114    61,121,894         74.76
Two- to Four Family                                1       645,326          0.79
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Stated Remaining Term to Maturity              Loans       Balance       Balance
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178                                                1      $498,196          0.61
346                                                1       407,200          0.50
355                                                1       409,395          0.50
356                                                4     2,417,160          2.96
357                                                6     3,069,000          3.75
358                                               85    46,833,751         57.29
359                                               59    28,118,350         34.39
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Total:                                           157   $81,753,053        100.00
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Minimum: 178
Maximum: 359
Weighted Average: 357
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                                                                            % of
                                                # of     Aggregate     Aggregate
Servicer                                       Loans       Balance       Balance
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Bank of America                                   53   $24,615,331         30.11
Downey                                            15     6,726,013          8.23
GMAC Mortgage                                     28    15,364,810         18.79
Greenpoint                                        20     8,977,117         10.98
National City Mortgage                             1       354,960          0.43
Washington Mutual Bank                            40    25,714,821         31.45
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Total:                                           157   $81,753,053        100.00
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                                                                            % of
                                                # of     Aggregate     Aggregate
Originator                                     Loans       Balance       Balance
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Bank of America                                   53   $24,615,331         30.11
Family Lending                                     5     2,646,750          3.24
Greenpoint Mortgage Corporation                   20     8,977,117         10.98
Homestar                                           3     1,549,500          1.90
Mortgage IT                                       11     5,327,000          6.52
Mortgage Store                                     1       550,760          0.67
Nat City Mortgage                                  1       354,960          0.43
UBS Conduit                                       23    12,016,813         14.70
Washington Mutual                                 40    25,714,821         31.45
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Total:                                           157   $81,753,053        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas
                               Aug 2, 2004 12:52                   Page 4  of  4